                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)            MAY 17, 1996
                                                -------------------------------


                   WASHINGTON REAL ESTATE INVESTMENT TRUST
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




                 Maryland                          1-6622                    53-0261100
- ----------------------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File                  (IRS Employer
  incorporation)                             Number)                          Identification Number)



                 10400 Connecticut Avenue, Kensington, Maryland                      20895
- ------------------------------------------------------------------------------------------------------
                 (Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code          (301) 929-5900
                                                  -----------------------------

                 This form 8-K/A (Amendment No. 1) amends the current report on Form 8-K filed by Washington Real Estate Investment Trust ("WRIT") on May 31, 1996.

Item 7. of the report is amended as follows:

                   FINANCIAL STATEMENTS AND EXHIBITS

                 (a)      Financial Statements of Businesses Acquired

                          The acquisition on May 17, 1996 of Maryland Trade Center I and II ("MTC I & II") when aggregated with a previously reported acquisition completed on March 13, 1996, constitutes the acquisition of a "significant amount of assets" as defined in Regulation S-X. The following financial statements for a substantial majority of the assets acquired are filed as an exhibit hereto:

                          1. Maryland Trade Center I & II - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1995.


                          In acquiring MTC I & II, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). WRIT, after reasonable inquiry, is not aware of any material factors relating to MTC I & II that would cause the reported information not to be necessarily indicative of future operating results.

                 (b)      Pro Forma Financial Information  -


                          The following pro forma financial statements for a substantial majority of the assets acquired are filed an exhibit hereto:

                          1. WRIT Unaudited Pro Forma Condensed Balance Sheet as of December 31, 1995 and the Statement of Operations for the year ended December 31,1995.


                 (c)      Exhibits

                          23.     Consent of Auditors'

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                        WASHINGTON REAL ESTATE INVESTMENT TRUST
                        ---------------------------------------
                                      (Registrant)




                        By: /s/ Laura M. Franklin
                           ------------------------------------
                                             (Signature)

                              Laura M. Franklin
                              Vice President &
                              Chief Accounting Officer




       July 25, 1996
- -------------------------
              (Date)

                             MARYLAND TRADE CENTER
                                    I AND II

                               December 31, 1995

                         MARYLAND TRADE CENTER I AND II



                                    CONTENTS


                                                                            Page
                                                                            ----
Independent Auditors' Report                                                  1

Historical Summary of Gross Income and Direct Operating Expenses              2

Notes to Historical Summary of Gross Income and Direct Operating Expenses    3-4

[STOY-MALONE LOGO]                                 Stoy, Malone & Company, P.C.
                                                   Certified Public Accounts

- --------------------------------------------------------------------------------


                          Independent Auditors' Report

To the Board of Trustees of
Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Maryland Trade Center I and II ("Historical Summary") for the year ended December 31, 1995. This Historical Summary is the responsibility of the Buildings' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Buildings' revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Maryland Trade Center I and II for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



STOY, MALONE & COMPANY, P.C.

Bethesda, Maryland
June 18, 1996

                         MARYLAND TRADE CENTER I AND II

                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

                          Year Ended December 31, 1995

                                                         Maryland            Maryland
                                                           Trade              Trade
                                                         Center I           Center II            Totals
                                                       ----------          ----------          ----------
Gross income:
         Base rent                                     $3,483,691          $2,560,544          $6,044,235
         Real estate tax recoveries                        33,355                 778              34,133
         Other                                                585                 500               1,085
                                                       ----------          ----------          ----------
                 Total gross income                    $3,517,631          $2,561,822          $6,079,453
                                                       ----------          ----------          ----------

Direct operating expenses:
         Cleaning                                      $  170,835          $  157,773          $  328,608
         Grounds maintenance                               16,037              16,274              32,311
         Insurance                                          8,895               8,252              17,147
         Real estate taxes                                300,111             248,528             548,639
         Repairs and maintenance                          246,722             131,723             378,445
         Security                                          32,047              31,696              63,743
         Utilities                                        435,728             358,587             794,315
         Other                                                225                 225                 450
                                                       ----------          ----------          ----------
                 Total direct operating expenses       $1,210,600          $  953,058          $2,163,658
                                                       ----------          ----------          ----------

The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

                         MARYLAND TRADE CENTER I AND II

                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

NOTE 1 - NATURE OF BUSINESS:

Maryland Trade Center I and II ("MTC I and II") are two office buildings located in Greenbelt, Maryland. MTC I and II contain approximately 191,000 and 159,000 rentable square feet, respectively.

The operations of MTC I and II consist of leasing commercial office space to various tenants. Real estate taxes billed to the tenants are recognized in the period the expenses are incurred. Certain leases provide for adjustments to rent based on increases in the consumer price index (CPI). Rent based on increases in the CPI totaled $222,170 for MTC I and is reflected in base rent in the Historical Summary. There was no significant rent based on increases in the CPI for MTC II.

All leases are classified as operating leases and expire at various dates prior to 2003. The following is a schedule by years of future minimum rents receivable on noncancelable operating leases.

                                                         Maryland            Maryland
                                                           Trade              Trade
                                                         Center I           Center II            Totals
                                                       ----------          ----------          ----------
         1996                                          $3,109,428          $2,648,200         $ 5,757,628
         1997                                           2,420,083           2,437,537           4,857,620
         1998                                           1,676,123           2,063,635           3,739,758
         1999                                             519,651             768,736           1,288,387
         2000                                             241,644             350,764             592,408
         Thereafter                                        95,045             335,171             430,216
                                                       ----------          ----------         -----------
                                                       $8,061,974          $8,604,043         $16,666,017
                                                       ----------          ----------         -----------


During the year ended December 31, 1995, one tenant accounted for approximately 19% of the base rents recognized for MTC I and three tenants in the aggregate accounted for approximately 27% for the base rents recognized for MTC II in the Historical Summary.

MARYLAND TRADE CENTER I AND II
NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
DIRECT OPERATING EXPENSES (Cont'd.)

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased MTC I and II on May 17, 1996. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of MTC I and II, exclusive of the following expenses which may not be comparable to the proposed future operations:

         (a)     Interest expense on existing mortgages and borrowings
         (b)     Depreciation of property and equipment
         (c)     Management and leasing fees
         (d)     Provisions for income taxes

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
         PRO FORMA CONDENSED BALANCE SHEET AND STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                 The pro forma Balance Sheet at December 31, 1995 presents combined financial information as if the acquisition of MTC I & II had taken place on December 31, 1995. The pro forma Statement of Operations for the year ended December 31, 1995 presents combined financial information as if the acquisition of MTC I & II had taken place as of January 1, 1995. WRIT purchased Maryland Trade Center I & II on May 17, 1996.

                 The pro forma statement of operations shows earnings in the amount of $1,237,961 after giving effect to certain pro forma adjustments required to reflect the operating results as if both properties had been acquired by WRIT at the beginning of 1995.


                                                     PRO FORMA BALANCE SHEET
                                                         DECEMBER 31, 1995
                                                                               PRO
                                                                              FORMA                   PRO
                                                    REGISTRANT                ADJ'S                   FORMA
                                                    ----------             ---------               ------------
Assets
  Real estate at cost                                $272,597,214        (1)  28,415,633             301,012,847
  Accumulated depreciation                            (41,021,586)              -                    (41,021,586)
                                                     ------------           ------------           -------------
                                                      231,575,628             28,415,633             259,991,261
  Mortgage note receivable                                800,000               -                        800,000
                                                     ------------           ------------           -------------
          Total Investment in Real Estate             232,375,628             28,415,633             260,791,261

  Cash and temporary investments, receivables,
        prepaid expenses and other assets               9,407,879        (1)    (140,541)              9,267,338
                                                     ------------           ------------           -------------
                                                     $241,783,507            $28,275,092            $270,058,599
                                                     ============           ============           =============

Liabilities
  Mortgage note payable                                $7,706,346               -                     $7,706,346
  Line of credit payable                               28,000,000        (1)  28,000,000              56,000,000
  Accounts payable and other liabilities                4,514,758               -                      4,514,758
  Tenant security deposits                              1,827,725        (1)     275,092               2,102,817
                                                     ------------           ------------           -------------

                                                       42,048,829             28,275,092              70,323,921
Shareholders' Equity
  Shares of beneficial interest, unlimited
      authorization, without par value                184,416,013               -                    184,416,013
  Undistributed  gains on real estate
     dispositions                                      15,318,665               -                     15,318,665
                                                     ------------           ------------           -------------

                                                      199,734,678               -                    199,734,678
                                                     ------------           ------------           -------------

                                                     $241,783,507            $28,275,092            $270,058,599
                                                     ============           ============           =============


(1) Adjustment to reflect purchase cost of $28,415,633 funded with $415,633 of temporary investment proceeds and $28,000,000 of short term debt.

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                               PRO
                                                                                              FORMA          PRO
                                             REGISTRANT       MTC I          MTC II           ADJ'S          FORMA
                                            -------------  ------------    -----------     -----------    ----------
Real estate revenue                          $52,597,497     $3,517,631     $2,561,822          -          58,676,950
Real estate expenses                         (16,600,615)    (1,210,600)      (953,058)(1)    (238,327)   (19,002,600)
                                             -----------     ----------     ----------    ------------    -----------

                                              35,996,882      2,307,031      1,608,764        (238,327)    39,674,350
Depreciation                                  (5,083,742)       -              -       (2)    (742,007)    (5,825,749)
                                             -----------     ----------     ----------    ------------    -----------

Income from real estate                       30,913,140      2,307,031      1,608,764        (980,334)    33,848,601

Other income (expense)
  Investment income                              715,189        -              -                -             715,189
  Interest expense                            (2,169,801)       -              -       (3)  (1,697,500)    (3,867,301)
  General and administrative                  (3,355,199)       -              -                -          (3,355,199)
                                             -----------     ----------     ----------    ------------    -----------

Net income                                   $26,103,329     $2,307,031     $1,608,764     ($2,677,834)   $27,341,290
                                             ===========     ==========     ==========    ============    ===========

Net income per share                               $0.88                                                        $0.92

Weighted average number
    of shares                                 29,786,933                                                   29,786,933


(1) Property management fees based on rate schedule paid by Registrant and property administrative expenses.

(2) Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

(3) Interest expense of $1,697,500 based on Registrant's borrowing rate of 6.0625% on $28,000,000 borrowed for the acquisition of MTC I & II.